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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) May 24, 2001


               Prudential Securities Secured Financing Corporation

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                             333-42858-01               13-3411414
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(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)


 One New York Plaza, New York, New York                             10292
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 214-1000
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          (Former Name or Former Address, if Changed Since Last Report)

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(Address of Principal Executive Offices)                         (Zip Code)

Item 5.  Other Events.

Attached hereto as Exhibit 99.1 are the "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated that are required to be filed pursuant to such letter.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b)  Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.       Description

99.1 (P) Computational Materials and ABS Term Sheets prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   May 24, 2001


                                                   PRUDENTIAL SECURITIES SECURED
                                                   FINANCING CORPORATION



                                                   By:   /s/ CLAY LEBHAR
                                                      --------------------------
                                                      Name:  Clay Lebhar
                                                      Title: Vice President

                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:


Exhibit No.

99.1 (P) Computational Materials and ABS Term Sheets prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated.